UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 20, 2026
Date of report (Date of earliest event reported)
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PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)
_________________________________

Delaware		1-31720		30-0168701
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

350 N 5th Street	Suite 1000
Minneapolis	Minnesota			55401
(Address of Principal Executive Offices)				(Zip Code)

		(612)	303-6000
(Registrant’s Telephone Number, Including Area Code)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)The Company’s Annual Meeting was held on May 20, 2026. The holders of 59,916,900 shares of common stock of the Company, constituting 84.07 percent of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting either in person or by proxy.

(b)    At the Annual Meeting, Chad R. Abraham, Jonathan J. Doyle, Stuart M. Essig, Ann C. Gallo, Victoria M. Holt, Robbin Mitchell, Thomas S. Schreier, Philip E. Soran, Brian R. Sterling and Scott C. Taylor were elected as directors to serve a one-year term expiring at the Company’s annual meeting of shareholders in 2027. The following table shows the vote totals for each of these individuals:

Name	Votes For	Votes Against	Abstentions
Chad R. Abraham	55,065,258	533,760	129,832
Jonathan J. Doyle	54,569,134	1,076,867	82,849
Stuart M. Essig	55,469,824	167,234	91,792
Ann C. Gallo	55,490,833	161,312	76,705
Victoria M. Holt	53,923,230	1,726,726	78,894
Robbin Mitchell	55,199,628	437,053	92,169
Thomas S. Schreier	54,978,309	671,699	78,842
Philip E. Soran	54,874,071	771,863	82,916
Brian R. Sterling	55,588,196	63,651	77,003
Scott C. Taylor	54,350,826	1,293,637	84,387

Broker non-votes for each director totaled 4,188,050.

At the Annual Meeting, the Company’s shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for the Company’s fiscal year ending December 31, 2026. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2026	58,666,911	1,165,687	84,302
At the Annual Meeting, the Company’s shareholders also cast an advisory vote to approve the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory (non-binding) resolution approving the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote.	55,063,759	534,421	130,670

Broker non-votes for this proposal totaled 4,188,050.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: May 21, 2026	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary